UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _____________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2007 (December 12, 2007)

VIZARIO, INC.
(Exact name of Registrant as Specified in Charter)

Nevada	000-28073	84-0920934
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7/F., Hongjian Daxia,
30 Jiejinerlu, Shatou St., Panyu District, Guangzhou, GD China 511490
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code - (86) 20 8480 1376

Flat C, 13/F, On Lyen Building, 9 Kimberley Street, Kowloon K3 Hong Kong
(Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On December 12, 2007, Vizario, Inc. (the “Registrant”) dismissed GHP Horwath, P.C. (“GHP Horwath”) as its independent auditors, effective immediately. On December 12, 2007, the Registrant engaged Chisholm, Bierwolf & Nilson LLC (“CB&N”) as its successor independent audit firm. The Registrant’s dismissal of GHP Horwath and engagement of CB&N was approved by the Registrant’s Board of Directors on December 12, 2007.

GHP Horwath’s audit reports on the Registrant’s financial statements as of and for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Registrant’s financial statements for each of the two most recently filed financial statements for the years ended December 31, 2004 and 2003 and through the date hereof, there were no disagreements between the Registrant and GHP Horwath on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to GHP Horwath’s satisfaction, would have caused GHP Horwath to make reference to the matter in its reports on the financial statements for such years.

In connection with the audits of the Registrant’s financial statements for each of the two most recently filed financial statements for the years ended December 31, 2004 and 2003 and through the date hereof, there have been no “reportable events” as defined in Regulation S-B, Item 304(a)(1)(iv).

The Registrant has requested that GHP Horwath furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of GHP Horwath’s letter will be filed with the SEC upon receipt.

In deciding to select CB&N, the Board of Directors reviewed auditor independence issues and existing commercial relationships with CB&N and concluded that CB&N has no commercial relationship with the Registrant that would impair its independence. During the Registrant’s fiscal years ended December 31, 2004 and 2003 and through the date hereof, the Registrant did not consult with CB&N regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter dated December 14, 2007, from GHP Horwath P.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIZARIO, INC.

Dated: December 17, 2007	By:	/s/ Kelly Yang
Kelly Yang
President